UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 14, 2007

Advanced BioEnergy, LLC
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-52421	20-2281511
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

10201 Wayzata Boulevard, Suite 250, Minneapolis, Minnesota		55305
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(763) 226-2701

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[x]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.01 Completion of Acquisition or Disposition of Assets.

On November 7, 2006, we entered into a Partnership Interest and Stock Purchase Agreement with HGF Acquisition, LLC, Heartland Grain Fuels, L.P., Heartland Producers, LLC, South Dakota Wheat Growers Association, and Dakota Fuels, Inc. providing for the acquisition of all of the limited partnership interests of Heartland Grain Fuels, LLC held by South Dakota Wheat Growers Association and Heartland Producers together with their stock in Dakota Fuels, by our wholly owned subsidiary, HGF Acquisition.

Prior to May 14, 2007, HGF Acquisition owned 53% of the partnership interests in Heartland Grain Fuels and 51% of the stock of Dakota Fuels. The closing of the purchase of the limited partnership interests in Heartland Grain Fuels, L.P. and the stock of Dakota Fuels owned by Heartland Producers occurred on May 14, 2007. The interests of Heartland Producers in Heartland Grain Fuels, L.P. and its stock in Dakota Fuels were purchased for an aggregate of $7,795,200 in cash and the issuance of 1,228,547 membership units of our company. Following this purchase, HGF Acquisition, our wholly owned subsidiary, is the sole owner of Dakota Fuels, Inc. and Heartland Grain Fuels, L.P.

A copy of the purchase agreement is incorporated by reference as an exhibit to this report. Reference is made to this agreement for a full statement of the terms and conditions of the purchase.

Heartland Grain Fuels has a 9 million gallon ethanol plant in Aberdeen, South Dakota and a 30 million gallon ethanol plant in Huron, South Dakota. In addition, Heartland Grain Fuels has a 40 million gallon ethanol plant under construction in Aberdeen, South Dakota, adjacent to its existing plant.

Item 7.01 Regulation FD Disclosure.

An additional discussion of the transaction is provided in our press release of May 18, 2007, which is being furnished to, but not filed with, the Securities and Exchange Commission as Exhibit 99 to this Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(b) Exhibits

10 Partnership Interest Purchase Agreement among the Registrant, HGF Acquisition, LLC, Aventine Renewable Energy, Inc., Dakota Fuels, Inc., South Dakota Wheat Growers Association, Heartland Producers, LLC, and Heartland Grain Fuels, L.P. dated as of November 7, 2006 (A)

99 Press Release dated May 18, 2007
____________
(A) Incorporated herein by reference to Exhibit 2.1 to the Registrant’s Current Report on Form 8-K, filed on November 8, 2006 (File No. 000-52421).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Advanced BioEnergy, LLC

May 18, 2007	By:	Richard Peterson

Name: Richard Peterson
Title: Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

99	Press Release dated May 18, 2007